[Logo] M F S(SM)                                              SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 1998
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

                                             MFS(R) INSTITUTIONAL
                                             RESEARCH FUND

                               [Graphic Omitted]

MFS(R) INSTITUTIONAL RESEARCH FUND

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS Investment Management(R)              Boston, MA 02116-3741

Nelson J. Darling, Jr.                              DISTRIBUTOR
Professional Trustee                                MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;           INVESTOR SERVICE
Real Estate Consultant                              MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
DIRECTOR OF EQUITY RESEARCH                         contact your financial adviser.
Kevin R. Parke*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    WORLD WIDE WEB
ASSISTANT TREASURERS                                www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

--------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of December 31, 1998, MFS manages nearly $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $12 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately by exchanging into another MFS fund. Or, if you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by the fund.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. The MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web: WWW.MFS.COM. Since 1996, this site has given investors and the general public access to up-to-date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

January 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 1998, the Fund provided a total return of 4.57%. This compares to a return of 9.23% for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Regarding the underperformance of the portfolio in comparison to the S&P 500, it pays to bear in mind that this portfolio is truly a "best ideas" portfolio that invests in what we feel are strong stocks regardless of their market capitalizations or industry sectors. The roller-coaster ride that the market has been on in the past few months has been driven by a narrow band of large-capitalization, multinational companies, while the portfolio has significant holdings in small- and mid-cap stocks. As a result, this portfolio does not move in lock-step with the S&P 500, and we feel this flexibility will better position the portfolio for long-term growth as the valuation gap between large and small companies closes. We manage the portfolio through MFS(R) Original Research(SM), whereby we select companies that we feel can demonstrate earnings growth in a variety of market conditions. This approach is very important in a market such as this one in which we see few companies with the ability to raise prices on their products.

While volatility bothers some investors, we believe it has created some compelling bargains for what we feel are fundamentally sound companies. We tried to take advantage of these during the market's downturn and added to positions that had shown weaker stock prices but still demonstrated sound fundamental outlooks. Now, with share prices rebounding across market capitalizations, we are paying additional attention to companies' valuations. If we find instances of valuations that are not supported by stocks' fundamentals, we will pare back our positions in order to preserve gains for investors.

Two of our best ideas are MCI WorldCom and Lucent Technologies, both of which are benefiting from the growth in demand for data communications products. We believe MCI WorldCom has achieved the best strategic position in the industry by focusing on the business market, which is the fastest-growing and most-profitable segment of the data communications and Internet arena. It is also expanding internationally and has been successfully taking market share from larger, more-entrenched European telecommunications companies, many of which were formerly nationalized industries. MCI is following the same entrepreneurial model in Europe that it did in the United States, where it had similar success in competition with AT&T. Finally, we feel the stock's current valuation, or the ratio of its share price to its projected earnings, is attractive at 22 times 1999 earnings estimates. Lucent Technologies is the leading telecommunications equipment supplier in the United States. It continues to benefit from increased capital spending, as telecommunications companies such as MCI WorldCom and AT&T spend to accommodate the growth in data and Internet traffic. Lucent is also increasing its market share overseas. Though the stock is not inexpensive at 40 times its estimated 1999 earnings growth, we believe that its strong growth justifies its valuation.

We continue to be overweighted in growth areas such as technology, health care, and consumer staples. In technology the portfolio features Microsoft, our largest holding, Cisco, Intel, and Oracle. We see positive prospects for continued earnings growth in these companies as the world's corporations continue to leverage all types of technology to reduce costs and boost productivity. In health care, our weightings have changed little from year ago and include major pharmaceutical companies such as Pfizer, American Home Products, and Bristol-Myers Squibb, all of which have strong product pipelines and should benefit from the worldwide trend toward increased prescription volume. We also have large holdings in consumer staples companies such as Colgate-Palmolive and Clorox, both of which we see as benefiting from continued consumer confidence in a growing economy.

On the flip side, we are underweighted in a number of cyclical and commodity-driven industries such as oil, chemical, and paper and forest products. We see these industries suffering from pricing pressures that have hurt their ability to generate consistent earnings growth.

MFS' commitment to research has not wavered since the company's inception in 1924. However, it's fair to say that the process has evolved. In 1924, MFS had virtually no dedicated analysts. Portfolio managers did their own research and made the investment decisions, and that heritage of informed stock selection is deeply ingrained in our corporate culture. We started our internal research department in 1932, and today we have a large global team of analysts who examine individual companies firsthand by meeting with company managements, interviewing customers, quizzing suppliers, and evaluating new products. This experience is important in building our track record, as seasoned MFS investment professionals pass along their knowledge and the corporate culture to new analysts.

    Respectfully,

/s/ Kevin R. Parke

    Kevin R. Parke
    Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Parke.

The opinions expressed in this report are those of the Director of Equity Research and are only through the end of the period of the report as stated on the cover. The director's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

FUND FACTS

Objective:               Seeks to provide long-term growth of capital.
                         The Fund invests, under normal market conditions, at least 80% of its total assets in equity securities of companies believed to possess better-than-average prospects for long-term growth.

Commencement of
investment operations:   May 21, 1996

Size:                    $103.8 million net assets as of December 31, 1998

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
                              6 Months              1 Year       10 Years/Life*
-------------------------------------------------------------------------------
Cumulative Total Return         +4.57%             +23.98%              +60.94%
-------------------------------------------------------------------------------
Average Annual Total Return       --               +23.98%              +19.97%
-------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, May
 21, 1996, through December 31, 1998.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 1998

Stocks - 99.8%
--------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES              VALUE
--------------------------------------------------------------------------------------------------
U.S. Stocks - 93.7%
  Aerospace - 3.0%
    Lockheed-Martin Corp.                                                 7,300       $    618,675
    United Technologies Corp.                                            22,700          2,468,625
                                                                                      ------------
                                                                                      $  3,087,300
--------------------------------------------------------------------------------------------------
  Automotive - 0.5%
    Federal-Mogul Corp.                                                   8,500       $    505,750
--------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 2.5%
    Bank of New York, Inc.                                               23,300       $    937,825
    Chase Manhattan Corp.                                                13,100            891,619
    Wells Fargo Co.*                                                     18,200            726,862
                                                                                      ------------
                                                                                      $  2,556,306
--------------------------------------------------------------------------------------------------
  Business Machines - 2.2%
    Sun Microsystems, Inc.*                                              14,800       $  1,267,250
    Xerox Corp.                                                           8,600          1,014,800
                                                                                      ------------
                                                                                      $  2,282,050
--------------------------------------------------------------------------------------------------
  Business Services - 0.2%
    Modis Professional Services, Inc.*                                   17,800       $    258,100
--------------------------------------------------------------------------------------------------
  Chemicals - 0.6%
    Cambrex Corp.                                                        10,900       $    261,600
    DuPont (E.I.) de Nemours & Co., Inc.                                  6,400            339,600
                                                                                      ------------
                                                                                      $    601,200
--------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.4%
    Microsoft Corp.*                                                     32,900       $  4,562,819
--------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.8%
    EMC Corp.*                                                           10,300       $    875,500
--------------------------------------------------------------------------------------------------
  Computer Software - Systems - 8.1%
    BMC Software, Inc.*                                                  30,900       $  1,376,981
    Cadence Design Systems, Inc.*                                        38,300          1,139,425
    Computer Associates International, Inc.                              26,550          1,131,694
    Compuware Corp.*                                                     21,500          1,679,688
    Oracle Corp.*                                                        54,450          2,348,156
    Synopsys, Inc.*                                                      13,000            705,250
                                                                                      ------------
                                                                                      $  8,381,194
--------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 11.2%
    Black & Decker Corp.                                                  5,500       $    308,344
    Clorox Co.                                                            7,600            887,775
    Colgate-Palmolive Co.                                                10,900          1,012,337
    Dial Corp.                                                           29,900            863,363
    Gillette Co.                                                         23,100          1,116,019
    Monsanto Co.                                                         18,500            878,750
    Newell Co.                                                           11,600            478,500
    Philip Morris Cos., Inc.                                             27,500          1,471,250
    Procter & Gamble Co.                                                 14,600          1,333,162
    Tyco International Ltd.                                              43,720          3,298,127
                                                                                      ------------
                                                                                      $ 11,647,627
--------------------------------------------------------------------------------------------------
  Containers - 0.7%
    Smurfit Stone Container Corp.*                                       47,421       $    749,845
--------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.5%
    Emerson Electric Co.                                                 25,500       $  1,542,750
--------------------------------------------------------------------------------------------------
  Electronics - 3.2%
    Analog Devices, Inc.*                                                38,633       $  1,212,110
    Intel Corp.                                                          15,500          1,837,719
    Lattice Semiconductor Corp.*                                          5,400            247,894
                                                                                      ------------
                                                                                      $  3,297,723
--------------------------------------------------------------------------------------------------
  Entertainment - 4.3%
    CBS Corp.                                                            34,200       $  1,120,050
    Disney (Walt) Co.                                                    40,900          1,227,000
    Jacor Communications, Inc.*                                           1,700            109,438
    MediaOne Group, Inc.*                                                16,600            780,200
    Time Warner, Inc.                                                    19,400          1,204,012
                                                                                      ------------
                                                                                      $  4,440,700
--------------------------------------------------------------------------------------------------
  Financial Institutions - 7.1%
    American Express Co.                                                  5,600       $    572,600
    Associates First Capital Corp., "A"                                  27,320          1,157,685
    Bear Stearns Cos., Inc.                                              14,100            526,987
    CIT Group, Inc., "A"                                                 15,100            480,369
    Citigroup, Inc.                                                      11,800            584,100
    Federal Home Loan Mortgage Corp.                                     19,500          1,256,531
    Federal National Mortgage Assn.                                      15,400          1,139,600
    First Union Corp.                                                    17,772          1,080,760
    Morgan Stanley, Dean Witter & Co.                                     8,500            603,500
                                                                                      ------------
                                                                                      $  7,402,132
--------------------------------------------------------------------------------------------------
  Food and Beverage Products - 3.0%
    Archer-Daniels-Midland Co.                                           26,525       $    455,898
    Dean Foods Co.                                                        8,400            342,825
    Hershey Foods Corp.                                                  14,300            889,281
    Hormel Foods Corp.                                                    8,900            291,475
    McCormick & Co., Inc.                                                 8,200            277,263
    Ralston-Ralston Purina Co.                                           25,800            835,275
                                                                                      ------------
                                                                                      $  3,092,017
--------------------------------------------------------------------------------------------------
  Insurance - 6.5%
    Allstate Corp.                                                        9,800       $    378,525
    CIGNA Corp.                                                          12,400            958,675
    Conseco, Inc.                                                        21,458            655,810
    Equitable Cos., Inc.                                                 19,700          1,140,137
    Hartford Financial Services Group, Inc.                              18,400          1,009,700
    Lincoln National Corp.                                               15,600          1,276,275
    Nationwide Financial Services, Inc., "A"                             10,900            563,394
    ReliaStar Financial Corp.                                            15,950            735,694
                                                                                      ------------
                                                                                      $  6,718,210
--------------------------------------------------------------------------------------------------
  Machinery - 0.2%
    Federal Signal Corp.                                                  8,500       $    232,688
--------------------------------------------------------------------------------------------------
  Manufacturing - 0.2%
    Illinois Tool Works, Inc.                                             3,600       $    208,800
--------------------------------------------------------------------------------------------------
  Medical and Health Products - 5.4%
    American Home Products Corp.                                         39,700       $  2,235,607
    Bristol-Myers Squibb Co.                                              9,700          1,297,981
    Pfizer, Inc.                                                         16,300          2,044,631
                                                                                      ------------
                                                                                      $  5,578,219
--------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 6.1%
    Cardinal Health, Inc.                                                 7,500       $    569,063
    Guidant Corp.                                                        14,100          1,554,525
    HBO & Co.                                                            65,500          1,879,031
    HealthSouth Corp.*                                                   62,545            965,538
    United Healthcare Corp.                                              32,600          1,403,838
                                                                                      ------------
                                                                                      $  6,371,995
--------------------------------------------------------------------------------------------------
  Oil Services - 0.2%
    Cooper Cameron Corp.*                                                 7,000       $    171,500
--------------------------------------------------------------------------------------------------
  Oils - 0.2%
    Mobil Corp.                                                           2,700       $    235,237
--------------------------------------------------------------------------------------------------
  Pollution Control - 0.2%
    Browning Ferris Industries, Inc.                                      8,100       $    230,344
--------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 2.0%
    Cendant Corp.*                                                       18,800       $    358,375
    CKE Restaurants, Inc.                                                22,000            647,625
    McDonalds Corp.                                                      13,700          1,049,762
                                                                                      ------------
                                                                                      $  2,055,762
--------------------------------------------------------------------------------------------------
  Special Products and Services - 0.8%
    Newport News Shipbuilding, Inc.                                      25,600       $    856,000
--------------------------------------------------------------------------------------------------
  Stores - 6.6%
    American Stores Co.                                                   8,700       $    321,356
    CompUSA, Inc.*                                                       22,200            289,987
    CVS Corp.                                                            23,600          1,298,000
    Dayton Hudson Corp.                                                  18,500          1,003,625
    Home Depot, Inc.                                                     14,100            862,744
    Office Depot, Inc.*                                                  19,300            712,894
    Rite Aid Corp.                                                       42,800          2,121,275
    TJX Cos., Inc.                                                        7,700            223,300
                                                                                      ------------
                                                                                      $  6,833,181
--------------------------------------------------------------------------------------------------
  Supermarkets - 3.1%
    Albertsons, Inc.                                                      5,200       $    331,175
    Meyer (Fred), Inc.*                                                  23,600          1,421,900
    Safeway, Inc.*                                                       23,600          1,438,125
                                                                                      ------------
                                                                                      $  3,191,200
--------------------------------------------------------------------------------------------------
  Telecommunications - 7.4%
    3Com Corp.*                                                          16,500       $    739,406
    Aspect Telecommunications Corp.*                                     11,300            194,925
    Cisco Systems, Inc.*                                                 15,700          1,457,156
    Intermedia Communications, Inc.*                                     11,800            203,550
    Lucent Technologies, Inc.                                            10,300          1,133,000
    MCI WorldCom, Inc.*                                                  40,407          2,899,202
    Sprint Corp.                                                         10,700            900,138
    Sprint PCS*                                                           5,350            123,719
                                                                                      ------------
                                                                                      $  7,651,096
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.6%
    CalEnergy Co., Inc.*                                                 17,900       $    620,906
--------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.9%
    Columbia Energy Group                                                 7,450       $    430,238
    KN Energy, Inc.                                                      14,100            512,887
                                                                                      ------------
                                                                                      $    943,125
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     $ 97,181,276
--------------------------------------------------------------------------------------------------
Foreign Stocks - 6.1%
  Bermuda - 0.8%
    Ace Ltd. (Insurance)                                                 15,500       $    533,781
    EXEL Ltd., "A" (Insurance)                                            3,900            292,500
                                                                                      ------------
                                                                                      $    826,281
--------------------------------------------------------------------------------------------------
  France - 0.8%
    Alcatel Alsthom Compagnie, ADR (Telecommunications)                  33,300       $    813,769
--------------------------------------------------------------------------------------------------
  Italy - 0.8%
    San Paolo Imi S.p.A (Banks and Credit Cos.)*                         46,607       $    824,103
--------------------------------------------------------------------------------------------------
  Netherlands - 0.9%
    ING Groep N.V. (Financial Services)*                                 16,153       $    984,048
--------------------------------------------------------------------------------------------------
  Switzerland - 0.1%
    Amoco Corp. (Oils)                                                    1,200       $     70,800
--------------------------------------------------------------------------------------------------
  United Kingdom - 2.7%
    British Aerospace PLC (Aerospace and Defense)*                       68,035       $    578,989
    British Petroleum PLC, ADR (Oils)                                    19,162          1,820,390
    Jarvis Hotels PLC (Restaurants and Lodging)+                         77,500            150,421
    LucasVarity PLC (Automotive)                                         73,600            245,411
                                                                                      ------------
                                                                                      $  2,795,211
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $  6,314,212
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $83,185,762)                                           $103,495,488
--------------------------------------------------------------------------------------------------
Short-Term Obligations - 16.6%
--------------------------------------------------------------------------------------------------
                                                                      SHARES OR
                                                               PRINCIPAL AMOUNT
--------------------------------------------------------------------------------------------------
    General Electric Capital Corp. due 1/04/99                          944,605       $    944,605
    Navigator Securities Lending Prime Portfolio                     16,290,787         16,290,787
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                       $ 17,235,392
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $100,421,154)                                     $120,730,880
Other Assets, Less Liabilities - (16.4)%                                               (16,978,655)
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $103,752,225
--------------------------------------------------------------------------------------------------

* - Non-income producing security.
+ - Restricted security.SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
DECEMBER 31, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $100,421,154)       $120,730,880
  Cash                                                               2,676
  Receivable for Fund shares sold                                  116,527
  Receivable for investments sold                                  629,399
  Dividends receivable                                              60,603
  Receivable from investment adviser                                48,702
  Deferred organization expenses                                     3,333
  Other assets                                                       6,951
                                                              ------------
      Total assets                                            $121,599,071
                                                              ------------
Liabilities:
  Payable for Fund shares reacquired                          $     26,564
  Payable for investments purchased                              1,513,498
  Collateral for securities loaned, at value                    16,290,787
  Payable to affiliates -
    Management fee                                                   1,681
    Shareholder servicing agent fee                                     21
  Accrued expenses and other liabilities                            14,295
                                                              ------------
      Total liabilities                                       $ 17,846,846
                                                              ------------
Net assets                                                    $103,752,225
                                                              ============
Net assets consist of:
  Paid-in capital                                             $ 85,614,364
  Unrealized appreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                          20,309,591
  Accumulated net realized loss on investments
    and foreign currency transactions                           (2,393,303)
  Accumulated undistributed net investment income                  221,573
                                                              ------------
      Total                                                   $103,752,225
                                                              ============
Shares of beneficial interest outstanding                      6,961,501
                                                               =========
Net asset value, offering price, and redemption
   price per share (net assets of $103,752,225
   / 6,961,501 shares of beneficial interest
   outstanding)                                                $14.90
                                                               ======
See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
FOR SIX MONTHS ENDED DECEMBER 31, 1998
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                  $   465,628
    Interest                                                        71,432
    Foreign taxes withheld                                         (10,024)
                                                               -----------
      Total investment income                                  $   527,036
                                                               -----------

  Expenses -
    Management fee                                             $   281,937
    Trustees' compensation                                           2,500
    Shareholder servicing agent fee                                  3,523
    Administrative fee                                               4,670
    Custodian fee                                                   21,672
    Printing                                                         7,830
    Auditing fees                                                   17,103
    Legal fees                                                       1,214
    Amortization of organization expenses                              703
    Registration fees                                               18,862
                                                               -----------
      Total expenses                                           $   360,014
    Fees paid indirectly                                            (4,931)
    Preliminary reduction of expenses by investment adviser        (49,651)
                                                               -----------
      Net expenses                                             $   305,432
                                                               -----------
        Net investment income                                  $   221,604
                                                               -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                    $(2,244,367)
    Foreign currency transactions                                   (2,493)
                                                               -----------
      Net realized loss on investments and foreign
       currency transactions                                   $(2,246,860)
                                                               -----------

  Change in unrealized appreciation (depreciation) -
    Investments                                                $ 6,460,508
    Translation of assets and liabilities in
      foreign currencies                                               (81)
                                                               -----------
      Net unrealized gain on investments and foreign
       currency translation                                    $ 6,460,427
                                                               -----------
        Net realized and unrealized gain on
         investments and foreign currency                      $ 4,213,567
                                                               -----------
          Increase in net assets from operations               $ 4,435,171
                                                               ===========

See notes to financial statements

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED                        YEAR ENDED
                                                             DECEMBER 31, 1998                     JUNE 30, 1998
                                                                   (UNAUDITED)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $     221,604                       $     302,383
  Net realized gain (loss) on investments and foreign
    currency transactions                                         (2,246,860)                          4,853,932
  Net unrealized gain on investments and foreign currency
    translation                                                    6,460,427                           8,733,252
                                                               -------------                       -------------
    Increase in net assets from operations                     $   4,435,171                       $  13,889,567
                                                               -------------                       -------------

Distributions declared to shareholders -
  From net investment income                                   $    (211,336)                      $    (191,092)
  From net realized gain on investments                           (3,357,558)                         (1,547,045)
                                                               -------------                       -------------
    Total distributions declared to shareholders               $  (3,568,894)                      $  (1,738,137)
                                                               -------------                       -------------
Net increase in net assets from Fund share transactions        $   2,508,720                       $  45,934,074
                                                               -------------                       -------------
      Total increase in net assets                             $   3,374,997                       $  58,085,504
Net assets:
  At beginning of period                                       $ 100,377,228                       $  42,291,724
                                                               -------------                       -------------

  At end of period (including accumulated undistributed net
    investment income of $221,573 and $211,305 respectively)   $ 103,752,225                       $ 100,377,228
                                                               =============                       =============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED
                                                                                 JUNE 30,
                                               SIX MONTHS ENDED        -----------------------------           PERIOD ENDED
                                              DECEMBER 31, 1998               1998              1997         JUNE 30, 1996*
                                                    (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $14.76             $12.10            $ 9.78                 $10.00
                                                         ------             ------            ------                 ------
Income from investment operations# -
  Net investment income(S)                               $ 0.06             $ 0.07            $ 0.06                 $ 0.02
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                           0.61               3.07              2.29                  (0.24)
                                                         ------             ------            ------                 ------
      Total from investment operations                   $ 0.67             $ 3.14            $ 2.35                 $(0.22)
                                                         ------             ------            ------                 ------
Less distributions declared to shareholders -
  From net investment income                             $(0.03)            $(0.05)           $(0.03)                $ --
  From net realized gain on investments and
    foreign currency transactions                         (0.50)             (0.43)             --                     --
                                                         ------             ------            ------                 ------
      Total distributions declared to
        shareholders                                     $(0.53)            $(0.48)           $(0.03)                $ --
                                                         ------             ------            ------                 ------
Net asset value - end of period                          $14.90             $14.76            $12.10                 $ 9.78
                                                         ======             ======            ======                 ======
Total return                                              4.57%++           26.86%            24.12%                (2.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              0.66%+             0.66%             0.66%                  0.65%+
  Net investment income                                   0.47%+             0.49%             0.56%                  1.52%+
Portfolio turnover                                          48%                73%               84%                     6%
Net assets at end of period (000 omitted)              $103,752           $100,377           $42,292                $22,779

  * For the period from the commencement of the Fund's investment operations, May 21, 1996, through June 30, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser voluntarily agreed to maintain the other expenses of the Fund, exclusive of management fees, at not more than 0.05% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

    Net investment income                                $ 0.05             $ 0.05            $ 0.03                    --
    Ratios (to average net assets):
      Expenses##                                          0.76%+             0.77%             0.90%                   2.03%+
      Net investment income                               0.36%+             0.38%             0.31%                   0.14%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional Research Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the Fund's average daily net assets. The investment adviser has voluntarily agreed to pay the Fund's operating expenses exclusive of management fees such that the Fund's aggregate expenses do not exceed 0.05% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $45,504,198 and $43,985,875, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                              $100,421,154
                                                            ------------
Gross unrealized appreciation                               $ 23,253,589
Gross unrealized depreciation                                 (2,943,863)
                                                            ------------
  Net unrealized appreciation                               $ 20,309,726
                                                            ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

                                   SIX MONTHS ENDED DECEMBER 31, 1998           YEAR ENDED JUNE 30, 1998
                             ----------------------------------------     ------------------------------
                                              SHARES           AMOUNT          SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                  250,480       $3,528,901       3,750,333       $52,046,353
Shares issued to shareholders in
  reinvestment of distributions              240,978        3,568,894         141,908         1,725,601
Shares reacquired                           (328,874)      (4,589,075)       (588,716)       (7,837,880)
                                            --------       ----------       ---------       -----------
    Net increase                             162,584       $2,508,720       3,303,525       $45,934,074
                                            ========       ==========       =========       ===========

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended December 31, 1998, was $564.

(7) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 1998, the Fund owned the following restricted security (constituting 0.14% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such security be registered. The value of this security is determined by valuations furnished by dealers or by a pricing service, or if not available, is valued at fair value as determined in good faith by or at the direction of the Trustees.

                                          SHARE/PAR
DESCRIPTION         DATE OF ACQUISITION      AMOUNT          COST        VALUE
------------------------------------------------------------------------------
Javis Hotels PLC      6/21/96 - 7/20/97      77,500      $207,830     $150,421

(8) Security Lending
The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. The securities are loaned by State Street Bank and Trust Company, as agent, to certain brokers approved by the Fund (the "Borrowers"). The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street Bank provides the Fund with indemnification against borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At December 31, 1998, the value of securities loaned was $16,183,377. These loans were collateralized by cash of $16,290,787. Cash collateral is invested in short-term securities which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street Bank in its capacity as lending agent. Income from securities lending is included in investment income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

                 --------------------------------------------
     This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                 IRF-3 2/99 .5M